                                                                      EXHIBIT 23


                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 2001 included in Esperion Therapeutics, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.





                                                             ARTHUR ANDERSEN LLP




Detroit, Michigan
   August 3, 2001